EXHIBIT 10.47

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.   THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT  TO  RULE  144  OR  RULE  144A  UNDER  SAID  ACT ACCOMPANIED BY A LEGAL OPINION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

US $115,000.00
REPLACEMENT NOTE- ORIGINALLY ISSUED APRIL 20, 2012 IN THE AMOUNT OF $115,000

ECO-TEK GROUP, INC.
6% CONVERTIBLE REDEEMABLE NOTE
DUE SEPTEMBER 30, 2014

WHEREAS, Eco-Tek Group, Inc. issued a promissory note to Talon International Corp. in the amount of $115,000 on April 20, 2012 (the “Talon Note”); and

WHEREAS, On October 14, 2013, Talon International Corp. assigned $115,000 of that note to GEL Properties, LLC; and

WHEREAS, this Note amends, replaces, and supersedes in its entirety the Talon Note.

NOW THEREFORE FOR VALUE RECEIVED, Eco-Tek Group, Inc. (the “Company”) promises to pay to the order of GEL Properties, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of One Hundred Fifteen Thousand dollars exactly (U.S. $115,000.00) on September 30, 2014 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 6% per annum commencing on October 14, 2013 (the “Effective Date”), which interest shall be payable on the Maturity Date.   The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note.  The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE, 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time.  The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company.  The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer.  Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.           This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.           The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.           This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws.  Any attempted transfer to a non-qualifying party shall be treated by the Company as void.  Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.           (a)           The Holder of this Note is entitled, at its option, at any time after the requisite Rule 144 holding period, subject to the availability of Rule 144, subject to Section 4(g) hereof, and after fully funding such portion of the Note convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") without restrictive legend of any nature (provided that Holder provides the Company a legal opinion opining as to the availability of Rule 144 for such sales), at a conversion price ("Conversion Price") for each share of Common Stock equal to 60% of the average of the lowest closing bid prices of the Common Stock as reported on the OTCQB, or such exchange which the Company’s shares are then quoted or traded in the future ("Exchange"), for the five trading days prior to and including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded in writing. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion.  Accrued but unpaid interest shall be subject to conversion as provided in Section 4(b) below.  No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.  In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 55% instead of 60% while that “Chill” is in effect.

(b)           Interest on any unpaid principal balance of this Note shall accrue interest at the rate of 6% per annum.  Interest shall be paid by the Company in Common Stock at the option of the Holder ("Interest Shares").  The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above.  The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

(c)           At any time the Company shall have the option to redeem this Note and pay to the Holder 150% of the unpaid principal amount of this Note, in full. The Company shall give the Holder 5 days written notice and the Holder during such 5 days shall have the option to convert this Note or any part thereof into shares of Common Stock at the Conversion Price set forth in paragraph 4(a) of this Note.

(d)           Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)           In case of any Sale Event in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

(f)           Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted.   The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder) may request, representing in the aggregate the remaining unpaid principal amount of this Note.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(g)           The  shares  of  Common  Stock  issuable  upon conversion of this Note may not be sold or transferred unless  (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of  counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section and who is an “accredited investor”. Until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold (including Rule 144(i) of the Act), each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH  THESE  SECURITIES  ARE  EXERCISABLE  HAVE  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT ACCOMPANIED BY A LEGAL OPINION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

(h)           In no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock.  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of  the  Securities  Exchange  Act  of  1934,  as amended  (the  “Exchange  Act”),  and  Regulations  13D-G  thereunder,  except  as  otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

5.           No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

6.           Holder represents and warrants to the Company, and agrees, as follows (collectively the “Representations”):

a.           This Note and any shares issuable upon conversion of this Note (the “Shares”) are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

b.           Holder acknowledges that it is an “accredited investor” as such term is defined in Rule 501(a) of the Act.

c.           Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder believes that Holder has received or had access to all information Holder considers necessary or appropriate to make an informed investment decision with respect to this Note and Holder is able financially to bear the risk of losing Holder’s full investment in this Note.
d.           Holder has not become aware of and has not been offered the Note by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Holder’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

e.           The Holder understands that the Note and the Shares are being offered to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of Holder to acquire the Note and Shares. All information which Holder has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by Company, the Holder will immediately provide Company with such information.

7.           The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.           If one or more of the following described "Events of Default" shall occur:

(a)           The Company shall default in the payment of principal or interest on this Note; or

(b)           Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)           The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note; or

(d)           The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (3) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)           A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)           Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)           One or more money judgments, writs or warrants of attachment, or similar process, in excess of twenty five thousand dollars ($25,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)           The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days; or

(i)           The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein within 3 business days of its receipt of a Notice of Conversion.

Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.  In the event of a breach of 8(j) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company.  This penalty shall increase to $500 per day beginning on the 10th day.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

9.           In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.           Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.           The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer.  Further. The Company will instruct its counsel to either (i) write a Rule 144 opinion or 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion in reasonable form from Holder’s counsel.

12.           The Company will issue irrevocable transfer agent instructions reserving 52,000,000 shares of Common Stock for conversion under this Note.  The reserve shall be replenished as needed to allow for conversions of this Note.  Upon full conversion of this Note, the reserve representing this Note shall be cancelled.  From this reserve, the Holder may send a Conversion Notice to the Company, and the Company will duly pass to its transfer agent, a conversion for a tranche of shares to be converted (“Tranche Conversion”). This/these Tranche Conversion(s) may be actually transferred by the transfer agent to the Holder, or via DWAC to the Holder’s designated Broker-Dealer(s) to be held in street name FBO the Holder, yet unconverted on the books and records of the Company in a Creditor in Possession Escrow. (“CPE”)  When the CPE is active, by having shares therein, the Holder must submit daily transaction journals, on days that there were a sale, in the Company’s securities (“Runs”) to the Company to calculate the price of conversion (“Basis”) of any conversion and the amount and date thereunder.

13.           The Company will give the Holder direct notice of any corporate actions including but not limited to name changes, stock splits, recapitalizations etc.  This notice shall be given to the Holder as soon as possible under law.  The Company will email such notices to Goldy@pisc.us.

14.           This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto.  The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York.  This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: October 14, 2013

ECO-TEK GROUP, INC.

By: /s/ Stephen W. Tunks

Title: Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

 (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ Shares of Common Stock of Eco-Tek Group, Inc.  (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:
Applicable Conversion Price:
Signature:
[Print Name of Holder and Title of Signer]
Address:

SSN or EIN:
Shares are to be registered in the following name:

Name:
Address:
Tel:
Fax:
SSN or EIN:

Shares are to be sent or delivered to the following account:

Account Name:
Address: